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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 5, 2003

                            LAYNE CHRISTENSEN COMPANY

               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                 33-48432                     48-0920712

        ---------------          ---------------               ---------------

(State or Other Jurisdiction of   (Commission                (I.R.S. Employer
        Incorporation)            File Number)               Identification No.)

                          1900 SHAWNEE MISSION PARKWAY
                           MISSION WOODS, KANSAS 66205

                    (Address of Principal Executive Offices)

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                                 (913) 362-0510

              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On December 5, 2003, Layne Christensen Company (the "Company" or "Layne") issued a press release reporting that it has amended its Bylaws to include an advance notice provision which requires that the Company be given advance notice of stockholder nominations for election to the Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders, other than matters included in Layne's proxy statement in accordance with SEC Rule 14a-8. As a result of this amendment, the Company must receive notice of any director nominations or other matters which stockholders wish to present for action at the Company's 2004 Annual Meeting of Stockholders no sooner than January 7, 2004, and no later than February 6, 2004. A copy of the Press Release is attached as Exhibit 99.1 and a copy of the Amended and Restated Bylaws is attached as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)   EXHIBITS.

               99.1 Press Release issued by Layne Christensen Company, dated December 5, 2003.

               99.2 Amended and Restated Bylaws of Layne Christensen Company, dated November 25, 2003.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LAYNE CHRISTENSEN COMPANY



Date:  December 5, 2003          By:   /s/ A. B. Schmitt
                                    --------------------------------------------
                                    Name:  Andrew B. Schmitt
                                    Title: President and Chief Executive Officer


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                                INDEX TO EXHIBITS

EXHIBIT NUMBER                     DESCRIPTION

    99.1 Press Release issued by Layne Christensen Company, dated December 5, 2003.

    99.2 Amended and Restated Bylaws of Layne Christensen Company, dated November 25, 2003.


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